                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE


                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)

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
         100 Wall Street, New York, NY                                    10005
(Address of principal executive offices)                              (Zip Code)

                            FOR INFORMATION, CONTACT:
                           Dennis Calabrese, President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506

                         THE CHASE MANHATTAN CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                              13-2624428
(State or other jurisdiction of                                       (I. R. S. Employer
incorporation or organization)                                        Identification No.)

270 Park Avenue                                                                10017
New York, New York
(Address of principal executive offices)                                 (Zip Code)

                                 DEBT SECURITIES

Item 1.           GENERAL INFORMATION.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

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
                                    Name                                               Address
                                    ----                                               -------
                           Comptroller of the Currency                                 Washington, D. C.

         (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.           AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.            LIST OF EXHIBITS.

Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

Exhibit  2. Certificate of Authority to Commence Business for First Trust of
            New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

Exhibit  3. Authorization to exercise corporate trust powers for U.S. Bank
            Trust National Association, incorporated herein by reference to
            Exhibit 3 of Form T-1, Registration No. 333-51961.

Exhibit  4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

Exhibit  5. Not applicable.

Exhibit  6. Consent of First Trust of New York, National Association now
            known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

Exhibit  7. Report of Condition of U.S. Bank Trust National Association, as
            of the close of business on September 30, 1998, published pursuant to law or the requirements of its supervising or examining authority.

Exhibit  8. Not applicable.

Exhibit  9. Not applicable.


                                    SIGNATURE


            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of January, 1999.

                                                  U.S. BANK TRUST
                                                NATIONAL ASSOCIATION


                                                     By:  /s/ Carmela Ehret
                                                              Carmela Ehret
                                                              Vice President

Date:  January 13, 1999

                                                                       Exhibit 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                  AS OF 9/30/98

                                    ($000'S)

                                                         9/30/98
                                                        ---------
ASSETS
     Cash and Due From Depository Institutions          $  41,761
     Federal Reserve Stock                                  3,397
     Fixed Assets                                             539
     Intangible Assets                                     69,693
     Other Assets                                           6,093
                                                        ---------
         TOTAL ASSETS                                   $ 121,483



LIABILITIES
     Other Liabilities                                      8,680
                                                        ---------
     TOTAL LIABILITIES                                      8,680

EQUITY
     Common and Preferred Stock                             1,000
     Surplus                                              120,932
     Undivided Profits                                     (9,129)
                                                        ---------
         TOTAL EQUITY CAPITAL                             112,803

TOTAL LIABILITIES AND EQUITY CAPITAL                    $ 121,483

To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By:      /s/ Carmela Ehret
         Vice President

Date:  January 13, 1999